CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Second Lien Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  All of the mortgage loans provide payments of principal in the first month following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	794
Total Outstanding Loan Balance	$39,055,274*	Min	Max
Average Loan Current Balance	$49,188	$4,957	$187,333
Weighted Average Original LTV	99.4%
Weighted Average Coupon	10.12%	7.75%	13.75%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.12%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	648
Weighted Average Age (Months)	2
% First Liens	0.0%
% Second Liens	100.0%
% Arms	0.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$39,677,000] of the total [$1,500,000,100] collateral will consist of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
7.51 - 8.00	1	19,881	0.1	7.75	90.0	652
8.01 - 8.50	6	486,257	1.2	8.47	99.3	686
8.51 - 9.00	92	5,371,547	13.8	8.96	99.7	686
9.01 - 9.50	103	5,683,166	14.6	9.26	99.6	661
9.51 - 10.00	140	9,401,098	24.1	9.86	99.5	669
10.01 - 10.50	123	5,446,869	13.9	10.36	99.7	629
10.51 - 11.00	158	7,737,266	19.8	10.85	99.3	619
11.01 - 11.50	84	3,240,069	8.3	11.29	99.0	610
11.51 - 12.00	34	717,909	1.8	11.81	96.9	645
12.01 - 12.50	38	654,789	1.7	12.39	97.7	610
12.51 - 13.00	8	163,984	0.4	12.87	97.0	602
13.01 - 13.50	6	108,961	0.3	13.27	93.9	671
13.51 - 14.00	1	23,479	0.1	13.75	85.0	566
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
526 - 550	1	9,913	0.0	12.00	92.8	550
551 - 575	18	402,759	1.0	11.67	97.3	571
576 - 600	127	4,159,798	10.7	11.05	99.5	590
601 - 625	184	7,892,863	20.2	10.70	99.2	612
626 - 650	176	9,259,658	23.7	10.15	99.3	638
651 - 675	147	8,508,920	21.8	9.55	99.6	662
676 - 700	66	3,632,944	9.3	9.61	99.5	685
701 - 725	47	2,972,158	7.6	9.68	99.5	710
726 - 750	18	1,457,764	3.7	9.66	99.0	735
751 - 775	7	500,861	1.3	9.10	99.8	763
776 - 800	2	97,788	0.3	9.07	100.0	787
801 - 825	1	159,849	0.4	9.70	100.0	803
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	514	14,659,497	37.5	10.34	99.3	635
50,001 - 100,000	201	14,049,105	36.0	10.03	99.5	652
100,001 - 150,000	59	6,965,052	17.8	9.84	99.6	664
150,001 - 200,000	20	3,381,620	8.7	10.07	98.9	657
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
75.001 - 80.000	1	169,875	0.4	10.88	77.6	603
80.001 - 85.000	2	35,669	0.1	13.07	85.0	567
85.001 - 90.000	17	546,549	1.4	10.30	89.7	671
90.001 - 95.000	90	2,348,772	6.0	10.85	94.8	640
95.001 - 100.000	684	35,954,409	92.1	10.06	99.9	649
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	265	11,212,005	28.7	10.24	99.6	648
1.00	68	4,302,418	11.0	9.98	99.3	669
2.00	405	21,323,376	54.6	10.08	99.3	645
3.00	56	2,217,475	5.7	10.15	99.3	636
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	603	26,644,069	68.2	10.06	99.4	637
Reduced	80	5,381,940	13.8	10.18	99.2	683
Stated Income / Stated Assets	111	7,029,265	18.0	10.29	99.2	665
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	751	38,436,787	98.4	10.08	99.4	648
Second Home	1	7,436	0.0	12.50	95.0	639
Investor	42	611,051	1.6	12.25	94.6	647
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	141	11,769,308	30.1	9.99	99.2	655
Florida	126	5,419,939	13.9	10.19	99.6	648
Maryland	41	2,172,676	5.6	10.14	98.9	649
New York	22	1,748,164	4.5	10.00	99.0	674
Arizona	33	1,355,246	3.5	10.33	99.1	639
Virginia	28	1,331,514	3.4	10.36	98.7	639
Nevada	23	1,264,057	3.2	10.53	99.5	652
Colorado	27	1,248,582	3.2	9.97	99.9	632
Georgia	42	1,171,809	3.0	10.26	99.4	642
Massachusetts	18	1,103,937	2.8	9.76	99.2	659
Texas	40	1,040,218	2.7	10.49	99.9	628
Illinois	30	1,009,523	2.6	9.81	99.3	650
Hawaii	10	985,078	2.5	9.83	99.3	676
Washington	21	969,520	2.5	10.42	99.5	637
New Jersey	17	931,046	2.4	9.64	99.9	667
Other	175	5,534,656	14.2	10.29	99.8	631
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	643	32,050,672	82.1	10.08	99.5	652
Refinance - Rate Term	10	314,824	0.8	9.57	98.4	655
Refinance - Cashout	141	6,689,778	17.1	10.35	98.8	630
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
BALLOON	87	3,970,791	10.2	10.76	99.7	647
FIXED	707	35,084,483	89.8	10.05	99.3	649
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	677	33,176,287	84.9	10.14	99.3	645
Condo	70	3,173,740	8.1	9.99	99.8	662
2 Family	35	2,064,912	5.3	9.80	99.2	672
PUD	11	588,616	1.5	10.57	99.4	653
3-4 Family	1	51,719	0.1	10.65	100.0	676
Total:	794	39,055,274	100.0	10.12	99.4	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	794	39,055,274	100.0	10.12	99.4	648
Total:	794	39,055,274	100.0	10.12	99.4	648